   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 27, 1996
                                           REGISTRATION STATEMENT NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     MARYLAND                                          33-0577520
 (STATE OR OTHER JURISDICTION OF INCORPORATION OR
                    ORGANIZATION)                        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                              363 SAN MIGUEL DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660
                                 (714) 721-2700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               GLENN L. CARPENTER
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                          PACIFIC GULF PROPERTIES INC.
                              363 SAN MIGUEL DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660
                                 (714) 721-2700
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                       WITH COPIES OF COMMUNICATIONS TO:

                              DHLYA EL-SADEN, ESQ.
                          GIBSON, DUNN & CRUTCHER LLP
                             333 SOUTH GRAND AVENUE
                           LOS ANGELES, CA 90071-3197
                           TELEPHONE: (213) 229-7000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effectiveness of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-02798

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                        CALCULATION OF REGISTRATION FEE

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
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
                                                   PROPOSED MAXIMUM   PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF        AMOUNT TO BE      OFFERING PRICE   AGGREGATE OFFERING     AMOUNT OF
 SECURITIES TO BE REGISTERED     REGISTERED(1)        PER SHARE         PRICE(1)(2)      REGISTRATION FEE
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Common Stock (3)..............    $14,454,500            (2)            $14,454,500         $4,381(5)
Preferred Stock (4)...........
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(1) In no event will the aggregate maximum offering price of all securities offered and sold pursuant to this Registration Statement exceed $14,454,500.
    Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.

(2) The proposed maximum offering price per unit (a) has been omitted pursuant to Instruction II.D of Form S-3 and (b) will be determined, from time to time, by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder.

(3) Subject to footnote (1), there is being registered hereunder an indeterminate number of shares of Common Stock as may be sold, from time to time, by the Registrant. There is also being registered hereunder an indeterminate number of shares of Common Stock that may be issued upon conversion of Preferred Stock registered hereunder.

(4) Subject to footnote (1), there is being registered an indeterminate number of shares of Preferred Stock as may be sold, from time to time, by the Registrant.

(5) Calculated pursuant to Rule 457(o) of the rules and regulations of the
    Securities Act of 1933, as amended.
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

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration
Statement on Form S-3 (Reg. No. 333-02798) filed by Pacific Gulf Properties Inc.
(the "Company") with the Securities and Exchange Commission on March 28, 1996, as amended, including the exhibits thereto, and declared effective by the Commission on May 23, 1996, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on the 11th day of December, 1996.

                                          PACIFIC GULF PROPERTIES INC.


                                          By:    /s/ GLENN L. CARPENTER
                                            ------------------------------------
                                                     Glenn L. Carpenter
                                              Chairman of the Board, President
                                                and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                               TITLE                        DATE
              ---------                               -----                        ----

     /s/ GLENN L. CARPENTER            Chairman of the Board, President      December 11, 1996
-------------------------------------    and Chief Executive Officer
         Glenn L. Carpenter              (Principal Executive Officer)

      /s/ DONALD G. HERRMAN            Executive Vice President, Secretary   December 11, 1996
-------------------------------------    and Chief Financial Officer
          Donald G. Herrman              (Principal Financial and
                                         Accounting Officer)

      /s/ ROYCE B. MCKINLEY            Director                              December 11, 1996
-------------------------------------
          Royce B. McKinley

      /s/ STEWART W. BOWIE             Director                              December 11, 1996
-------------------------------------
          Stewart W. Bowie

      /s/ PETER L. EPPINGA             Director                              December 11, 1996
-------------------------------------
          Peter L. Eppinga

       /s/ JOHN F. KOOKEN              Director                              December 11, 1996
-------------------------------------
           John F. Kooken

                                       Director                              December   , 1996
-------------------------------------
          Robert E. Morgan

       /s/ KEITH W. RENKEN             Director                              December 11, 1996
-------------------------------------
           Keith W. Renken


                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER       DESCRIPTION OF EXHIBIT
------       ----------------------
 5           Opinion of Piper & Marbury LLP
23.1         Consent of Ernst & Young LLP
23.2         Consent of Piper & Marbury LLP (included in Exhibit 5)